Snap Interactive, Inc. (OTCQB: STVI)
3Q15 Earnings Call & Business Update
November 17, 2015

Safe Harbor

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP," "Snap Interactive" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "optimistic", "potential", "future" or "continue," and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward-looking statements. In addition, there can be no assurance that actual results will meet expectations. Actual results could differ materially because of a number of factors, including, without limitation, factors such as:

- The Company's ability to generate and sustain increased revenue levels and achieve profitability in the future;
- The Company's ability to release new applications;
- The Company's future growth and growth strategy;
- The Company's use of proceeds from a debt or equity financing;
- The Company's ability to repay indebtedness;
- The Company's ability to anticipate and respond to changing trends and preferences;
- The Company's heavy reliance on a limited number of third party platforms to run the Company's application;
- The intense competition in the online dating marketplace;
- The Company's reliance on its executive officers; and
- The success of new applications and application features on user engagement, user conversion and our results of operations.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

Agenda

- ✓ **Opening Remarks**
- ✓ **Q3 2015 Highlights**
- ✓ **Business Plan & Strategy**
- ✓ **Q&A Session**



Alex Harrington
CEO

- Served as CEO of mobile dating pioneer MeetMoi, which was sold to Match.com
- Also served as SVP of Strategy and Operations for Zagat Survey, where he oversaw a transformation of digital business
- Former investment banker. Holds an MBA from Wharton

Q3 2015 Highlights

- Management & Strategic Reset
- Record Profitability
- Return to Positive Cash Flow
- Managed Revenue Decline
- Product Milestones

Q3 2015 Highlights: Management & Strategic Reset

- Alex Harrington appointed CEO
  - Founder and Chairman Clifford Lerner appointed President of The Grade
- Strategic review results in new corporate strategy
  - 30 million user database forms the nucleus of a portfolio of dating properties
  - Proactive investor relations strategy aimed towards national security exchange listing
- CFO and board member search underway

Q3 2015 Highlights: Record Profitability

- Posted SNAP's highest ever recorded net income of $539 thousand
- Income from operations improved $285 thousand over Q3 2014
- Adjusted EBITDA improved $227 thousand over Q3 2014



Net Income (loss) (in 1000s)
$600
$400
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
$(1,400)
$(218)
$(248)
$(1,219)
$(259)
$539
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015



Adjusted EBITDA (in 1000s)
$400
$200
$-
$(200)
$(400)
$(600)
$(800)
$155
$1
($612)
$73
$382
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

Q3 2015 Highlights: Return to Positive Cash Flow

- Cash flow from operating activities of $260 thousand
- Cash and cash equivalents increased to $2.2 million


Net Cash Provided by (Used In) Operating Activities (in 1000s)
$400
$200
$0
($200)
($400)
($600)
($800)
($1,000)
($1,200)
$377
$221
($1,053)
($394)
$260
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015


Cash and Cash Equivalents (in 1000s)
$2,500
$2,000
$1,500
$1,000
$500
$-
$928
$1,138
$2,328
$1,915
$2,151
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

SNAP INTERACTIVE

Q3 2015 Highlights: Managed Revenue Decline

- In anticipation of rebranding, reductions in AYI advertising and marketing expense contributed to lower subscription bookings
- Anticipate that revenue in the next two quarters will be affected by lower bookings in the present quarter
- Growth initiatives are expected to offset this effect in 2016


Marketing Compared to Bookings (in 1000s)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Bookings
Advertising and marketing expense


Revenue (in 1000s)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Subscription revenue
Advertising revenue

SNAP INTERACTIVE

Q3 2015 Highlights: Product Milestones

ayi are you interested?®	THE GRADE
• Execution of AYI relaunch underway • Launched Spanish-language on mobile web • Scaled back marketing investment	• Exceeded 30 million swipes as of 9/30/15 • Formed advisory board to drive PR • Tier 1 media placements (10/1/15 WSJ cover)




THE GRADE
A+
Lauren Urasek
Author of Popular
Brand Ambassador, The Grade


THE
GRADE
#NoMoreCreeps
A female-empowered matchmaking app seeking to create a more perfect dating experience through transparency and accountability.
TheGradeDating.com

BUSINESS PLAN & STRATEGY

SNAP INTERACTIVE

The Interactive Dating Industry Is Large and Growing

A Large Addressable Market…

- US-based online dating was a $2.0 billion market in 2014[1]
- Global market estimated to be $4 billion[2]
- >500 million addressable users[3]

…With Headroom for Growth…

As of 2013, only 11% of American adults have used online or mobile dating[4]

U.S. Adult Population



Untapped Opportunity
Have used interactive dating

…Going Mainstream…

More Americans agree that "online dating is a good way to meet people"[4]



44%
59%
2005
2013

…And Favorable Demographics

Percent of Married 18-32 Year Old Population, USA, 1960 - 2014 [5]



Married 18-32 Year Olds (%)
80%
70%
60%
50%
40%
30%
20%
1960
1966
1972
1978
1984
1990
1996
2002
2008
2014
Unmarried Population Increasing!

Sources:
(1) http://www.ibisworld.com/industry/default.aspx?indid=1723
(2) Match Group, Inc. S-1 dated October 16, 2015
(3) http://www.fastcompany.com/1812010/whos-telling-you-truth-about-dating-algorithms
(4) http://www.pewresearch.org/fact-tank/2014/02/13/5-facts-about-online-dating/
(5) 2015 Internet Trends Report, KPCB. Data source, US Census Bureau.

SNAP INTERACTIVE

Company SNAPshot

SNAP's 30 million user database forms the nucleus of an emerging portfolio of dating apps



30 Million User Database
ayi
are you interested?®
THE GRADE
New Product Opportunities

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database


The Grade
AYI Rebrand
30mil.
Users
New Product Intro
International
Mobile Emphasis
Opportunistic Acquisitions

The Grade:

- Grow on a lean budget principally through PR and word of mouth
- Aiming to achieve ubiquity in the media based on a provocative and innovative concept
- Focusing on core New York market, then expand marketing focus to other cities
- No revenue model until scale is achieved

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database


30mil.
Users
The Grade
AYI Rebrand
New Product Intro
International
Mobile Emphasis
Opportunistic Acquisitions

Proposed AYI Rebrand:

- Relaunch AYI with a new, refreshed brand identity
- Accompany relaunch with user interface upgrades
- Aggressive win-back strategy to reactivate dormant users
- Anticipate increase in new user acquisition efficiency with the new identity
- Expected launch Q1 2016

SNAP INTERACTIVE

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database



30mil.
Users
The Grade
AYI Rebrand
New Product Intro
International
Mobile Emphasis
Opportunistic Acquisitions

Proposed New Product Introduction:

- Replicate AYI application with new brand, target audience and feature set
- Deploy new product on all five mobile and desktop platform at launch
- Operate new app in parallel to the relaunched AYI, leveraging the user database
- New product will have a dedicated direct marketing budget
- Expected launch Q2 2016

SNAP INTERACTIVE

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database



30mil.
Users
The Grade
AYI Rebrand
New Product Intro
International
Mobile Emphasis
Opportunistic Acquisitions

International:

- Presently adapting AYI platform to accommodate foreign languages
- Expecting to launch all AYI mobile platforms in Spanish by Q1 2016
- Considering Portuguese language translation in 2016
- Considering an alternate brand to target Latin American audience in 2016

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database

30mil. Users

- The Grade
- AYI Rebrand
- New Product Intro
- International
- **Mobile Emphasis**
- Opportunistic Acquisitions

Mobile Emphasis:

- Presently retooling AYI mobile apps with the goal of cutting nearly 50% of required development resource requirements
- New streamlined codebase intended to permit a mobile-first approach to product management
- Anticipate that marketing resources will be progressively migrated increasingly to mobile over the next several quarters

SNAP Growth Strategy

Cultivate and expand the portfolio, building on the user database

30mil. Users

- The Grade
- AYI Rebrand
- New Product Intro
- International
- Mobile Emphasis
- **Opportunistic Acquisitions**

Acquisitions:

- As SNAP realizes additional enterprise value, equity currency may become compelling to roll-up smaller competitors
- SNAP infrastructure could support additional products, cutting much of the overhead of the target
- SNAP user database could be leveraged to scale acquired companies

Future Product Portfolio Composition

Industry leaders' portfolios are typically composed of a large, general interest property, with additional niche-focused properties

	General Interest	Mobile / Millennials	Seniors	Ethnic / Religious	Long-term Commitment	International
match	Match.com	Tinder	OurTime	BlackPeopleMeet	Chemistry	Meetic, ParParfeito
SNAP INTERACTIVE	**AYI (AreYou Interested)**	**The Grade**	[Expansion opportunity]	[Expansion opportunity]	[Expansion opportunity]	[Expansion opportunity]

SNAP Corporate Evolution

Priorities to achieve Company goals:
building executive team and board, increasing liquidity by listing on a national securities exchange and pursuing M&A targets.

Short Term: 1–6 Months	Long Term: 6–24 Months
• CEO change • COO/CFO hire • Board additions • Proactive investor outreach • Evaluate corporate rebrand	• National securities exchange listing • 1-2 acquisitions

Conclusion

- ✓ **Expansive opportunity in a high growth industry**

- ✓ **Foundational asset in the 30MM user database**

- ✓ **Highly scalable infrastructure with strong platform for organic growth and M&A**

- ✓ **Proven track record in launching and scaling new products to build portfolio**

SNAP INTERACTIVE

QUESTIONS & ANSWERS

Non-GAAP Reconciliation: ADJUSTED EBITDA

Non-GAAP Financial Measures

The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, plus non-cash stock-based compensation and the non-cash change in fair value of derivative liabilities. The Company has provided Adjusted EBITDA in this presentation to supplement information contained in the Company's condensed consolidated financial statements, which are prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Management uses these non-GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP. The Company believes that both management and investors benefit from referring to Adjusted EBITDA in assessing our performance and when planning, forecasting and analyzing future periods. The Company believes that Adjusted EBITDA is a useful financial measure to investors and others to understand and evaluate the Company's operating results and that Adjusted EBITDA allows for a more meaningful comparison between the Company's performance and that of competitors.

Some limitations of Adjusted EBITDA as a financial measure include that:

- Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; (iii) consider the potentially dilutive impact of stock-based compensation; (iv) reflect interest expense or interest payments on our outstanding indebtedness; and (v) reflect the change in fair value of warrants; and
- Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Adjusted EBITDA at all, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider this non-GAAP financial information along with other financial performance measures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP.

The following unaudited table presents a reconciliation of net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended September 30, 2015 and 2014 and the three months ended June 30, 2015:

Reconciliation to Adjusted EBITDA (in 1000s)	Q3 2014	Q2 2015	Q3 2015
Net loss	$(217.5)	$ (259.0)	$ 539.4
Interest expense (income), net	11.4	430.6	433.3
Depreciation and amortization expense	43.3	35.2	35.6
Loss on disposal of fixed assets	-	-	-
Stock-based compensation expense	294.4	276.6	243.3
Change in fair value of derivative liabilities	23.4	(410.0)	(870.0)
Adjusted EBITDA	$ 155.0	$ 73.4	$ 381.6

Non-GAAP Reconciliation: BOOKINGS

Non-GAAP Financial Measures
Bookings is a financial measure representing the aggregate dollar value of subscription fees and micro-transactions received during the period but is not a financial measure that is calculated and presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"). We calculate bookings as subscription revenue recognized during the period plus the change in deferred subscription revenue recognized during the period. We record subscription revenue from subscription fees and micro-transactions as deferred subscription revenue and then recognize that revenue ratably over the length of the subscription term. Our management uses bookings internally in analyzing our financial results to assess operational performance and to assess the effectiveness of, and plan future, user acquisition campaigns. We believe that this non-GAAP financial measure is useful in evaluating our business because we believe, as compared to subscription revenue, it is a better indicator of the subscription activity in a given period. We believe that both management and investors benefit from referring to bookings in assessing our performance and when planning, forecasting and analyzing future periods.

Some limitations of bookings as a financial measure include that:
- bookings does not reflect that we recognize subscription revenue from subscription fees and micro-transactions over the length of the subscription term or a two-month period, respectively; and
- other companies, including companies in our industry, may calculate bookings differently or choose not to calculate bookings at all, which reduces its usefulness as a comparative measure.

While the factors that affect bookings and subscription revenue are generally the same, certain factors may affect subscription revenue more or less than such factors affect bookings in any period. While we believe that bookings is useful in evaluating our business, it should be considered as supplemental in nature and it is not meant to be a substitute for subscription revenue recognized in accordance with GAAP.

The following unaudited table presents a reconciliation of subscription revenue to bookings for the three months ended September 30, 2015 and 2014 and the three months ended June 30, 2015:

Reconciliation of Subscription Revenue to Bookings (in 1000s)	Q3 2014	Q2 2015	Q3 2015
Subscription revenue	$3,240.3	$ 3,075.9	$ 2,791.7
Change in deferred subscription revenue	142.3	(157.5)	(167.5)
Bookings	$ 3,382.6	$ 2,918.4	$ 2,624.2

Snap Interactive, Inc. (OTCQB: STVI)
3Q15 Earnings Call & Business Update
November 17, 2015